Sigma-Aldrich Corporation Q2 2011 Earnings Review & 2011 Outlook • Enabling Science to Improve the Quality of Life Exhibit 99.2

Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases, acquisitions and other matters. These statements are based on assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves.  We believe that these expectations are reasonable and well-founded. The forward-looking statements in this presentation are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2)
changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) failure of planned sales initiatives in our
Research and SAFC businesses, (6) dependence on uninterrupted manufacturing operations, (7) failure to achieve planned cost reductions in global supply chain initiatives and restructuring actions, (8) changes in the regulatory environment in which the Company operates, (9)
changes in worldwide tax rates or tax benefits from domestic and international operations, including the matters described in Note 10–
Income Taxes– to the Consolidated Financial Statements in the Company’s Form 10-K report for the year ended December 31, 2010,  (10)
exposure to litigation, including product liability claims, (11) the ability to maintain adequate quality standards, (12) reliance on third party package delivery services, (13) an unanticipated increase in interest rates, (14)  other changes in the business environment in which the
Company operates, (15) the outcome of the outstanding matters described in Note 11-Contingent Liabilities and Commitments to the
Consolidated Financial Statements-in the Company’s Form 10-K report for the year ended December 31, 2010, and (16) acquisitions or divestitures of businesses.  A further discussion of risk factors can be found in Item 1A of Part 1 of the Company’s Form 10-K report for the year ended December 31, 2010. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency and acquisition impacts. The Company calculates the impact of changes in foreign currency exchange rates by multiplying current period activity by the difference between current period exchange rates and prior period exchange rates. The result is the defined impact of changes in foreign currency exchange rates. While we are able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2011 to applicable exchange rates. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses adjusted net income and EPS, adjusted operating income and operating income margins (excluding restructuring costs, currency and acquisition impacts) and free cash flow, all non-GAAP measures, to judge its performance and ability to pursue opportunities that enhance shareholder value. Due to the uncertain timing of the future restructuring and other extraordinary special changes, we are unable to include a 2011 diluted GAAP EPS forecast or reconcile to our 2011 diluted adjusted EPS forecast or provide a reconciliation to corresponding GAAP measures . Management believes this non-GAAP information is useful to investors as well.
Reconciliations of GAAP to non-GAAP information are included in the Company’s July 26, 2011 earnings release posted on its website,
www.sigma-aldrich.com,
and in the Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures beginning on Slide 13.

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© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Second Quarter 2011 Financial Results
($ in millions, except per share amounts)
YEAR-OVER-YEAR
Q2 Sales Highest in Company History
As
Reported
Q2 2011
Excluding
Restructuring
As
Reported
Excluding
Restructuring
Net Income $ 113 $ 115 17% 16%
Diluted EPS $0.91 $0.93 15% 15%
Free Cash Flow $   77 0%
Q2 2011
As
Reported
Excluding
Currency and
Acquisition
Impacts
Sales $ 637 15% 6%
YEAR-OVER-YEAR
(1)
(1) See page 18 for reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

First Six Months 2011 Financial Results
($ in millions, except per share amounts)
YEAR-OVER-YEAR
Year-to-Date Sales and Earnings On-Track
Excluding
Restructuring
As
Reported
Excluding
Restructuring
Net Income $  232 $  236 18% 16%
Diluted EPS $ 1.87 $ 1.90 17% 15%
Free Cash Flow $  210 0%
Six Months
2011
As
Reported
Excluding
Currency and
Acquisition
Impacts
Sales $1,269 13% 7%
YEAR-OVER-YEAR
Six Months
2011
(1) See page 18 for reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow
(1)

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

2011 Sales Growth
RESEARCH
71%
29%
SAFC
Sales Mix (YTD)
Organic Sales Growth at Strategic Plan Level
4%
10%
6%
Research
SAFC
Total
Company
Organic*
*Adjusted for Currency & Acquisitions
Reported
14%
17%
15%
Q2 2011 / Q2 2010
4%
13%
7%
Organic* Reported
11%
18%
13%
Six Month 2011 /
Six Months 2010

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

26.3%
10 basis points 50 basis points
Margin Analysis
PERCENTAGE OF SALES
25.1%
0.3
0.2
Currency
YTD
25.8%
0.4
0.2
Reported  Operating Margin - 2011
Q2
27.0%
Restructuring Costs
Adjusted Operating Margin - 2011
Acquisitions
0.7
26.2%
0.6
26.5%
Adjusted Operating Margin - 2010
Improvement
Adjusted Operating Margins Show Improvement Year-Over-Year

Free Cash Flow
(in millions)
2011
$232
52
(57)
27
254
(44)
$210
Net Income
Free Cash Flow
Net Cash Provided by Operating Activities
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2010
$197
47
(17)
20
247
(37)
$210
*Accounts Receivable + Inventory – Accounts Payable
SIX MONTHS ENDED JUNE 30
Free Cash Flow Remains Strong

Strategic Priorities for Growth
•
Research Business Growth
•
Innovation and product leadership in faster growing segments: Analytical, Biology,
Materials Science
•
Leverage broad offering, customer service and distribution: Core chemistry, bio-
chemistry, lab essentials and lab ware
•
SAFC Growth
•
Cell culture media for biological drugs
•
Chemicals for electronic applications (LEDs, semiconductors, solar, other)
•
Custom APIs, vaccines and fermentation products
•
Raw materials for diagnostic, food & beverage, pharma, other industries
•
Focus on faster growing emerging markets in Asia Pacific and Latin America
•
Geographic Growth
•
E-Commerce
•
M&A
Driving Growth Along Several Fronts

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Q2 Sales Performance
Innovation
Reported Organic
(1)
•
Analytical, Biology, Materials Science
Sales Growth
(2)
13-26%      5-9%
SAFC Sales
•
Build on momentum in key product segments 17% 10%
Geographic Growth
•
North America 9% 6%
•
Europe 16%  2%
•
Asia Pacific/Latin America 24% 12%
•
Focus Markets – India, China, Brazil 33% 20%
eCommerce Sales
% of Research Sales
•
Research Sales via eCommerce channels                           50%
Initiatives Collectively on Track
(1) Adjusted for currency and acquisitions.  See pages 16 & 17 for reconciliation of reported growth to organic growth.
(2) Varies for individual product lines
(3) Excludes 7% benefit from Vetec acquisition
(3)

10 10
Second Quarter 2011 Highlights
• Acquired Vetec Quimica Fina Ltda in May 2011
• ZFN Technology Applications Growing
• Growing stable isotope applications
• Established collaboration on the scale-up and commercialization of next generation hydrogen-storage materials
• Competed construction of the 57,000 sq ft Bangalore, India facility expansion to provide expanded distribution and packaging
• Wuxi, China facility is on pace to open in Q4, 2011
Continued Focus on Long-term Growth Opportunities

11 2011 Guidance Organic Revenue Growth Diluted Adjusted EPS* Free Cash Flow Mid-single digits $3.60 to $3.75 >$400M *Excludes any restructuring and other extraordinary special charges

12 QUESTIONS? Sigma-Aldrich Corporation Q2 2011 Earnings Review

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

13 Appendix Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Reported Net Income and Diluted Earnings
Per Share to Adjusted Net Income and Adjusted Diluted
Earnings Per Share (Unaudited)
2011 2010 2011 2010
Reported net income 113 $             97 $                  0.91 $            0.79 $
Restructuring costs 2                      2                       0.02                 0.02
Adjusted net income 115 $             99 $                  0.93 $            0.81 $
2011 2010 2011 2010
Reported net income 232 $             197 $                1.87 $            1.60 $
Restructuring costs 4                      6                       0.03                 0.05
Adjusted net income 236 $             203 $                1.90 $            1.65 $
Three Months Ended Three Months Ended
June 30, June 30,
Six Months Ended Six Months Ended
Net Income Diluted Earnings
Net Income Diluted Earnings
(in millions) Per Share
(in millions) Per Share
June 30, June 30,

Reconciliation of Reported Operating Income Margin to
Adjusted Operating Income Margin (Unaudited)
2011 2010 2011 2010
Reported operating income margin 25.1%           25.6%             25.8%           25.7%
Restructuring costs 0.3%             0.6%                0.4%             0.8%
Operating income margin excluding restructuring costs 25.4%           26.2%             26.2%           26.5%
Currency 0.7%             0.6%
Acquisitions 0.2%             0.2%
Adjusted operating income margin 26.3%           26.2%             27.0%           26.5%
Three Months Ended Six Months Ended
June 30, June 30,

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth (Unaudited)
Three Months Ended June 30, 2011
Reported FX Impact Acquisitions Organic
•
Analytical, Biology, Materials Science Sales Growth
Geographic Growth
•
North America
•
Europe
•
Asia Pacific/Latin America
•
Focus Markets – India, China, Brazil
*Varies for individual product areas
9%
16%
24%
33%
–%
14%
10%
6%
3%
2%
7%
–%
6%
2%
12%
20%
5-9%*
0-12%* 8-9%* 13-26%*

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth (Unaudited)
Currency Acquisition Adjusted
Reported Benefit Benefit (Organic)
   Research Essentials 16%              8%                      2%                  6%
   Research Specialties
14%
8%                      3%                  3%
   Research Biotech
13%
8%                      -                  5%
   Research Chemicals 14%              8%                      2%                  4%
   SAFC 17%              6%                      1%                  10%
   Total Customer Sales 15%              8%                      1%                  6%
Currency Acquisition Adjusted
Reported Benefit Benefit (Organic)
   Research Essentials
11%
4%                      1%                  6%
   Research Specialties 11%              5%                      3%                  3%
   Research Biotech 9%                 5%                      -                  4%
   Research Chemicals 11%              5%                      2%                  4%
   SAFC 18%              5%                      -                  13%
   Total Customer Sales 13%              5%                      1%                  7%
Ended June 30, 2011
Six Months
Three Months
Ended June 30, 2011

Reconciliation of Net Cash Provided by Operating Activities to
Free Cash Flow (Unaudited)
In millions
2011 2010
Net cash provided by operating activities 103 $             96 $
Less: Capital expenditures (26)                   (19)
Free cash flow 77 $                 77 $
2011 2010
Net cash provided by operating activities 254 $             247 $
Less: Capital expenditures (44)                   (37)
Free cash flow 210 $             210 $
June 30,
Six Months Ended
Three Months Ended
June 30,